UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 2, 2006

(DATE OF EARLIEST EVENT REPORTED: January 30, 2006)

ENBRIDGE ENERGY MANAGEMENT, L.L.C.

(Exact name of registrant as specified in its charter)

DELAWARE	1-31383	61-1414604
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 3300, Houston, TX 77002
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 821-2000

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b).   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 30, 2006, Dan C. Tutcher, President and Director, announced he intends to retire effective May 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY MANAGEMENT, L.L.C.
(Registrant)

By:	/s/ JODY L. BALKO
Jody L. Balko
Controller (Duly Authorized Officer)

Date: February 2, 2006